This Instrument Prepared By:
James E. Thompson
P.O. Box 765
Crossville, Tennessee 38557

Guaranteed Contract

Premises

TN-K Energy Group Inc. (Assignor) is a publicly traded company incorporated in the sate of Delaware. Assignor is the owner of an interest in an oil and gas lease (interest) known as the "Anderson Lease" (lease). This lease covers two hundred (200) acres located in Overton County Tennessee. There are three (3) wells located on the lease and all three (3) are presently producing crude oil in commercial quantities.

King's Oil, LLC, a Tennessee Limited Liability Company, (Assignee) is desirous of purchasing an interest in said wells as well as an interest in the entire Anderson lease for the sum of One Million Two Hundred Thousand Dollars ($1,200,000.00) to be paid to Assignor at closing. Assignee will not purchase the referenced interest unless and until Assignor guarantees Assignee that it will be repaid its initial investment within an a mutually agreed upon period of time.

Whereas, in consideration of the payment by Assignee of the payment of the above referenced amounts of money, and in consideration of other considerations not necessary to be mentioned herein but stipulated as having been received, Assignor and Assignee enter into this contract to set out their agreement as to the transfer of the interest and the payment therefore.

I. Incorporation of Assignment

The referenced assignment and a copy of the Anderson Lease are attached hereto as cumulative Exhibit A and its entire contents are made a part hereof by reference as though fully set out.

II. Guaranty of Return of Initial Investment

In consideration of Assignee's initial investment pursuant to this contract, Assignor hereby binds itself, its successors, and assigns that Assignee shall receive from the royalties of the three (3) existing wells the return of its entire initial investment of One Million Two Hundred Thousand Dollars ($1,200,000.00) within eighteen (18) months from the date of the execution of this contract. Should Assignee not receive the return of its entire initial investment within said eighteen (18) months Assignor guarantees to pay to Assignee the difference in the amount received and Assignee's initial investment.

The intention of this guaranty is that Assignee receive its entire initial investment returned within eighteen (18) months of the date of the execution of this contract. Any amounts

that remain unpaid after eighteen (18) months shall be paid by Assignor.

III. Assignment; Terms

In exchange for the payment of the referenced sum of money, Assignor hereby transfers, assigns to Assignee its interests as set out in Exhibit A in the Anderson lease:

A. Production of the Three (3) Existing Wells

Assignor assigns to Assignee its royalty interest in the production of the three (3) existing wells up to a maximum of fifty barrels per day average, with the average daily production being based on a thirty (30) day calendar month. Assignor is entitled to receive forty (40%) per cent of Assignee's royalty interest in any excess production over and above the referenced fifty barrel maximum production per day from all three (3) wells. After Assignee receives the return of his initial investment, as per this contract, Assignor shall be entitled to forty per cent (40%) of Assignee's royalty from the three (3) existing wells.

B. Costs of Work Done

Assignee agrees to pay sixty per cent (60%) of the cost of any work necessary to be done with assignee's approval on the three (3) existing wells.

C. Interests in Remaining Portion of the Anderson Lease

In addition to the royalty interest in the existing three (3) wells, Assignor hereby assigns to Assignee fifteen per cent (15%) of its royalty interest in the remaining Anderson lease. Assignor covenants that Assignee owns the same royalty interest as the land owner without any additional expenditure other than the above referenced initial investment.

D. Option to Purchase Additional Percentage Interests

Further, Assignor hereby grants to Assignee the absolute right to purchase from it an additional ten per cent (10%) of its royalty interest in any future well sites at a purchase price of one thousand dollars ($1,000.00) for each additional percentage point up to the maximum of the additional ten (10%) per cent.

E. Time of The essence

Time is specifically made the essence of this contract.

F. TN-K Operator of the Lease

Assignee and assignor agree and covenant that assignor shall be the operator under the Anderson lease.

IV. Amendments

This Contract is the entire agreement by and between the parties. No amendment, addition, or deletion to this Contract shall be effective unless and until said amendment, addition or deletion is reduced to writing and signed by all parties.

V. Preparation by James E. Thompson

All parties are aware that James E. Thompson has prepared the documents referenced herein and represents the Assignor in this matter. The contents and provisions of this contract and all documents prepared shall not be construed strictly against the Assignor simply because its attorney drew the documents.

VI. Venue

The venue of any dispute whatsoever relative to this contract or referenced assignment shall lien only in the chancery court for Overton County Tennessee.

VII. Legal Fees; Court Costs

In the event legal action is commenced by any party to this Contract to enforce the terms of this Contract, to assert the existence or non-existence of a breach of this Contract, or for any action arising out of the execution of this Contract, the prevailing party shall be entitled to receive from the other all costs including Attorney's fees.

VIII. Payment of Costs

Each party to this Contract shall be responsible to pay for all costs of all kinds incurred by them.

IX. Assignor's and Assignee's Certifications

Assignor and Assignee certify they are valid and duly formed Corporations, that they have the absolute right to enter into this contract as set out herein, and that said contract does not violate any rule, regulation, or by law that applies to either Assignor or Assignee.

Executed in Duplicate Originals this_________ day of September, 2010.

____________________	____________________
TN-K Energy Group Inc.	King's Oil, LLC, a Tennessee Limited Liability Company

By:______________________ By:______________________

Its:______________________ Its:______________________

STATE OF TENNESSEE
COUNTY OF Overton

Before me, the undersigned authority, a Notary Public, in and for said State and County, personally appeared Kenny A. Page, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who upon oath, acknowledged himself to be PRESIDENT, of **TN-K Energy Group, Inc.**, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

Witness my hand and official seal of office on this the 17th day of September, 2010.

____
Notary Public

My commission expires: 2-11-14.

JOHN R. OFFICER STATE OF TENNESSEE NOTARY PUBLIC OVERTON COUNTY

STATE OF TENNESSEE

COUNTY OF ______________________

Before me, the undersigned authority, a Notary Public, in and for said State and County, personally appeared ______________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who upon oath, acknowledged himself to be ______________________, of **King's Oil, LLC, a Tennessee Limited Liability Company** and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the bargainor by himself as ______________________.

Witness my hand and official seal of office on this the ____ day of September, 2010.

____
Notary Public

My commission expires: ______________________.

Assignee and assignor agree and covenant that assignor shall be the operator under the Anderson lease.

IV. Amendments

This Contract is the entire agreement by and between the parties. No amendment, addition, or deletion to this Contract shall be effective unless and until said amendment, addition or deletion is reduced to writing and signed by all parties.

V. Preparation by James E. Thompson

All parties are aware that James E. Thompson has prepared the documents referenced herein and represents the Assignor in this matter. The contents and provisions of this contract and all documents prepared shall not be construed strictly against the Assignor simply because its attorney drew the documents.

VI. Venue

The venue of any dispute whatsoever relative to this contract or referenced assignment shall lien only in the chancery court for Overton County Tennessee.

VII. Legal Fees; Court Costs

In the event legal action is commenced by any party to this Contract to enforce the terms of this Contract, to assert the existence or non-existence of a breach of this Contract, or for any action arising out of the execution of this Contract, the prevailing party shall be entitled to receive from the other all costs including Attorney's fees.

VIII. Payment of Costs

Each party to this Contract shall be responsible to pay for all costs of all kinds incurred by them.

IX. Assignor's and Assignee's Certifications

Assignor and Assignee certify they are valid and duly formed Corporations, that they have the absolute right to enter into this contract as set out herein, and that said contract does not violate any rule, regulation, or by law that applies to either Assignor or Assignee.

Executed in Duplicate Originals this 17 day of September, 2010.

TN-K Energy Group Inc.

King's Oil, LLC, a Tennessee Limited Liability Company